UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2021

CLEAR SECURE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-40568	86-2643981
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 East 55th Street, 17th Floor, New York, NY 10022
(Address of Principal Executive Offices) (Zip Code)

(646) 723-1404

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	YOU	The New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective September 13, 2021, Mr. Dennis Liu has been appointed Chief Accounting Officer of Clear Secure, Inc. (the “Company”) and will assume the role of principal accounting officer.

Prior to joining CLEAR, Mr. Liu was an international controller at Ubiquiti Inc. (from 2016 to 2017) and a corporate controller at Ubiquiti Inc. (from 2017 to 2021). Mr. Liu holds a Masters in Accounting from the University of Illinois Urbana-Champaign.

Mr. Liu, 38, will receive a base salary and an annual cash bonus opportunity equal to a percentage of base salary. He will be eligible to receive restricted stock units of the Company as approved by the Compensation Committee of the Board of Directors of the Company under the terms of the Company’s 2021 Omnibus Incentive Plan and which shall vest and be governed by the relevant award agreements. Mr. Liu will also be eligible for participation in the Company’s 401(k) plan and benefits programs. Mr. Liu has also executed an agreement subjecting him to a confidentiality provision and one-year post-termination non-competition and non-solicitation covenants, and making him eligible for severance of up to six months of salary in the event of certain terminations of employment.

The Company and Mr. Liu will also enter into the Company’s standard form of indemnification agreement (the “Indemnification Agreement”), providing for the Company to indemnify Mr. Liu as an officer of the Company to the fullest extent as permitted by law, subject to certain exclusions as specified in the Indemnification Agreement. A copy of the Company’s form of Indemnification Agreement is attached as Exhibit 10.1 to the Company’s to the Registration Statement on Form S-1 (File No. 333-256851), which was filed with the Securities and Exchange Commission on June 7, 2021 and was declared effective on June 29, 2021, and is incorporated by reference herein.

The selection of Mr. Liu to serve as Chief Accounting Officer was not pursuant to any arrangement or understanding between Mr. Liu and any other person. There are no family relationships between Mr. Liu and any director or executive officer of the Company, and there are no transactions between Mr. Liu and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR SECURE, INC.

Date:	September 13, 2021	By:	/s/ Matthew Levine
			Name:	Matthew Levine
			Title:	General Counsel and Chief Privacy Officer